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          PURCHASE AGREEMENT dated as of December 19, 2003, among LEUCADIA
NATIONAL CORPORATION or one of its affiliates (the "Investor"); JPMORGAN CHASE BANK, in its capacity as Administrative Agent (the "Administrative Agent") and in its capacity as Collateral Agent (the "Collateral Agent"); and JPMORGAN CHASE BANK; AMERICA ONLINE, INC.; GOLDMAN SACHS CREDIT PARTNERS L.P.; and MORGAN STANLEY SENIOR FUNDING, INC., as lenders (the "Lenders") under the Credit Agreement dated as of September 28, 2000, as amended and restated as of April 11, 2001, and amended by the First Amendment dated as of October 31, 2001, the Second Amendment dated as of December 14, 2001, the Third Amendment dated as of March 29, 2002 and the Fourth Amendment dated as of March 31, 2003 (as further amended, restated or otherwise supplemented from time to time, the "Credit Agreement"), among CCL HISTORICAL, INC., formerly named CoreComm Limited (the "Parent"); ATX COMMUNICATIONS, INC., formerly named CoreComm Holdco, Inc. ("CCI"); CORECOMM COMMUNICATIONS, INC. (the "Borrower" and, together with the Parent and CCI, the "Loan Parties"), the Lenders and the Administrative Agent.

          A. The Investor desires to purchase from the Lenders all of the principal amount then outstanding under the Credit Agreement, together with any and all accrued interest, costs, expenses, penalties, fees thereon or related thereto and any and all obligations arising thereunder, including, but not limited to, any and all liquidated, liquidating or unliquidated claims in connection therewith as of the date above (the "Senior Indebtedness") for $25,000,000.00 (the "Purchase Price").

          B. The undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to sell the Senior Indebtedness to the Investor.

          C. Such sale of the Senior Indebtedness requires the consent of the Borrower pursuant to Section 9.04(b) of the Credit Agreement.

          D. JPMorgan Chase Bank desires, upon such sale of the Senior Indebtedness, to resign as Administrative Agent.

          In consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Purchase of Senior Indebtedness. Notwithstanding any other agreement between the Investor and the Borrower, each Lender hereby sells, assigns, transfers and conveys all of its ownership and other interests in the Senior Indebtedness to the Investor, and the Investor hereby purchases and accepts all of the Senior Indebtedness from the Lenders by making, on or before the date hereof, a wire transfer of immediately available funds in the amount of the Purchase Price to JPMorgan Chase Bank, acting as agent for the undersigned Lenders, into such account as JPMorgan Chase Bank may specify by prior written notice.

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          SECTION 2. Mutual Release. Upon consummation of the sale of the Senior
Indebtedness to the Investor as contemplated herein, each Lender shall be released in full from its obligations under the Credit Agreement and none of the Lenders will have any rights to or with respect to any of the Senior
Indebtedness and/or any of the obligations, rights or privileges related thereto or arising thereunder and/or under the Credit Agreement. Further, upon consummation of such sale as contemplated herein, (a) each Lender shall be deemed to have automatically, irrevocably and fully released the Loan Parties and any direct or indirect parent entities, subsidiaries, predecessors, successors, affiliates, officers or directors of any Loan Party (collectively, the "Borrower Releasees") and (b) the Borrower Releasees shall be deemed to have automatically, irrevocably and fully released each Lender, in each case, from any and all liability arising under or in any way relating to the Senior Indebtedness and/or the Credit Agreement, except, in each case, to the extent resulting from the bad faith, gross negligence or willful misconduct of any such Person. For the purposes of this Section 2 only, the Borrower Releasees shall be deemed third party beneficiaries with direct rights to enforce this Section 2 against any or all of the Lenders.

          Notwithstanding anything to the contrary contained in this Section 2 or elsewhere in this Agreement, in the event that any Borrower Releasee, or any trustee or other representative of the estate or creditors of any Borrower Releasee, commences an adversary proceeding or other proceeding or action against any Lender in respect of any liability released (the "Released Liability") under this Section 2 (including, without limitation, any action to recover or avoid any payment or other transfer to or for the benefit of such Lender under Section 544, 547, 548, 549, 550 or 553 of the Bankruptcy Code) then
(a) the release given by such Lender in favor of such Borrower Releasee (but not other Borrower Releasees) pursuant to this Section 2 shall be deemed immediately null and void; provided that the amount of any actual recovery by such Lender from such Borrower Releasee shall be limited to the amount of any actual recovery against such Lender in respect of the Released Liability (for the avoidance of doubt, this proviso limits the amount of the actual recovery that may be realized by such Lender but does not limit the amount of the claim that may be asserted by such Lender), and (b) any claim arising in such Lender's favor as a result of any recovery against such Lender in respect of the Released Liability shall be excluded from the Senior Indebtedness purchased by the Investor.

          SECTION 3. Representations and Warranties of the Investor. The Investor represents and warrants to the Administrative Agent and the Lenders as to itself and not to any other party hereto, that:

          (a) it has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder;

          (b)this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally



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and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

          (c) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and purchase the Senior Indebtedness.

          SECTION 4. Representations and Warranties of the Lenders. Each Lender represents and warrants to the Investor as to itself and not to any other party hereto, that:

          (a) it has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder;

          (b) this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of such Lender, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

          (c) it has the right to transfer good, valid and marketable title in and to that portion of the Senior Indebtedness listed after its name on Annex A hereto, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances; and

          (d) as of the date of this Agreement, the Senior Indebtedness totaled no less than $156,100,000, and neither it nor, to the best of its knowledge, its counsel has received any written notice, or to the best of its knowledge any other actual notice, asserting that the Senior Indebtedness, or any portion thereof, and/or the related security interests created in favor of the Collateral Agent, are void, voidable, unenforceable, or subject to any Impairment. For purposes of this representation, the term "Impairment" means any claim, counterclaim, setoff, defense, action, demand, litigation (including administrative proceedings or derivative actions), encumbrance, right, (including expungement, avoidance, reduction, contractual or equitable subordination, or otherwise) or defect, other than those created pursuant to the Loan Documents (as defined in the Credit Agreement), the effect of which does, or would, materially and adversely affect the Senior Indebtedness. For avoidance of doubt, the parties agree that the proceedings commenced and other actions taken by Easton Telecom Services, L.L.C. to collect the debt allegedly owed to it by certain of the Loan Parties or their affiliates does not constitute an Impairment.

          Other than as specifically set forth in this Section 4, the Investor acknowledges and agrees that its purchase of the Senior Indebtedness is made without any representation or warranty from the Lenders and without recourse to the Lenders.

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          SECTION 5. Representations and Warranties of the Collateral Agent. The
Collateral Agent represents and warrants to the Investor as to itself and not to any other party hereto, that, as of the date of this Agreement, neither the Collateral Agent nor, to the best of its knowledge, its counsel has received any written notice, or to the best of its knowledge any other actual notice, asserting that the security interests created in favor of the Collateral Agent in connection with the Credit Agreement are void, voidable, unenforceable, or subject to any Impairment. For purposes of this representation, the term "Impairment" means any claim, counterclaim, setoff, defense, action, demand, litigation (including administrative proceedings or derivative actions), encumbrance, right, (including expungement, avoidance, reduction, contractual or equitable subordination, or otherwise) or defect, other than those created pursuant to the Loan Documents (as defined in the Credit Agreement), the effect of which does, or would, materially and adversely affect the Senior
Indebtedness. For avoidance of doubt, the parties agree that the proceedings commenced and other actions taken by Easton Telecom Services, L.L.C. to collect the debt allegedly owed to it by certain of the Loan Parties or their affiliates does not constitute an Impairment.

Other than as specifically set forth in this Section 5, the Investor acknowledges and agrees that its purchase of the Senior Indebtedness is made without any representation or warranty from the Collateral Agent and without recourse to the Collateral Agent. Furthermore, notwithstanding the representations and warranties set forth in this Section 5, the Collateral Agent shall in no event have any liability to the Investor, the Borrower, any other Borrower Releasee or any Lender in the absence of its gross negligence or willful misconduct.

          SECTION 6. Resignation of Administrative Agent. Upon consummation of the sale of the Senior Indebtedness to the Investor as contemplated herein, JPMorgan Chase Bank hereby resigns as Administrative Agent and the Investor is appointed as Administrative Agent. The Lenders, the Investor and the Borrower hereby consent to the appointment of the Investor as Administrative Agent, and the Investor hereby accepts its appointment as Administrative Agent, upon the effectiveness of JPMorgan Chase Bank's resignation as Administrative Agent.

          SECTION 7. Collateral Agent. Notwithstanding the resignation of JPMorgan Chase Bank as Administrative Agent pursuant to Section 6 hereof, JPMorgan Chase Bank shall, upon consummation of the sale of the Senior Indebtedness to the Investor as contemplated herein, remain as Collateral Agent; provided that (a) except as specifically set forth in this Section, the rights and obligations of JPMorgan Chase Bank as Collateral Agent in connection with the Credit Agreement shall remain operative and in full force and effect, including, but not limited to, all rights of expense reimbursement, exculpation and indemnification, all rights set forth in Article VIII of the Credit Agreement and all rights and obligations set forth in the Security Documents (as defined in the Credit Agreement), (b) the Investor agrees that it shall not, nor agree to, waive, amend or modify the Credit Agreement in a manner that affects the rights or duties of the Collateral Agent without the prior written consent of the Collateral Agent and (c) the Investor agrees to reimburse the Collateral Agent for all fees and expenses owing to the


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Collateral Agent pursuant to the Credit Agreement or any Security Document (as
defined in the Credit Agreement) that are not paid by the Borrower when due.

          SECTION 8. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Investor:

                          Leucadia National Corporation
                             Attention: Joe Orlando
                              315 Park Avenue South
                               New York, NY 10010
                            Telecopy No. 212/598-3241

                                 With a copy to:

                         Stutman, Treister & Glatt P.C.
                    Attention: Jeffrey Krause & Eric Goldberg
                      1901 Avenue of the Stars, 12th floor
                              Los Angeles, CA 90067
                           Telecopy No. 310/ 228-5788

          (b) if to the Administrative Agent or Collateral Agent, as provided in the Credit Agreement.

          (c) Any party hereto may change its address or telecopy number of notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9. Waivers; Amendments.

          (a) No failure or delay by the Administrative Agent, Collateral Agent or any Lender exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No waiver of any provision of this Agreement or consent to any departure by the Borrower or any Investor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement in writing entered into by the Investor and JPMorgan Chase Bank, acting with the consent of the Required Lenders (as determined immediately prior to the sale of the Senior Indebtedness to the Investors as contemplated herein), and to which the Borrower has given its consent.

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          SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Person that hereafter becomes a Lender under the Credit Agreement and any successor Administrative Agent or Collateral Agent under the Credit Agreement).

          SECTION 11. Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 12. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity or a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 13. No Construction Against Drafter. This Agreement has been fully negotiated by the parties hereto and the parties hereto intend that the rule of contract construction that ambiguities shall be construed against the drafter shall not be applied in the interpretation of this agreement.

          SECTION 14. Governing Law; Jurisdiction; Consent to Service of
Process.

          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.


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Nothing in this Agreement or any other document shall affect any right that the
Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.

          (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement or any document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 16. Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings given to them in the Credit Agreement as in effect on the date hereof.